SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2012

UNILAVA CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Wyoming	80-0568736
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

353 Sacramento Street, Suite 1500
San Francisco, CA 94111

(Address of principal executive offices, Zip Code)

(415) 321-3490

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Registered Public Accounting Firm

(1) On August 28, 2012, the Registrant's Board of Directors was notified by De Joya Griffith, LLC (DGC) that they resigned as the Registrant’s Certifying Auditor.

(2) DGC submitted audit reports on the Registrant's financial statements for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. The submitted audit reports did not contain any adverse opinions, disclaimers of opinions or other modifications or qualifications. DGC did not, during the applicable periods, advise the Registrant of any of the enumerated items described in Item 304(a)(1) of Regulation S-K.

(3) The decision to change accountants was approved by the Board of Directors of the Registrant.

(4) During the fiscal years ended December 31, 2011 and 2010 and the period from January 1, 2007 through the date of dismissal and termination of the engagement of DGC, there were no disagreements with DGC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DGC, would have caused DGC to make reference thereto in, or in connection with, his reports on financial statements for the years or such interim period.

(5) DGC has furnished Registrant with a letter addressed to the Commission stating that it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Appointment of Independent Auditors

(1) On November 2, 2012 the Registrant's Board of Directors ratified the engagement of Shelley International CPA, as its auditors. The decision to retain this accountant was approved by the Board of Directors of Registrant. The Registrant authorized DGC to fully respond to any and all inquiries of Shelley International CPA, concerning the finances and previously performed audits of Registrant.

(2) During the two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging Shelley International CPA, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

(3) The Registrant allowed Shelley International CPA to review this Form 8-K before it was filed with the Commission. Shelley International CPA has not furnished the Registrant with a clarification or disagreement with the information set forth herein.

Item 9.01.  Financial Statements and Exhibits

 (a) Financial Statements

None

(b) Exhibits

Exhibit #	Description
16.1	De Joya Griffith Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNILAVA CORPORATION

Date: November 15, 2012	By:	/s/ Baldwin Yung
Name: Baldwin Yung
Title: Chief Executive Officer